Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Condensed Income Statement
Interest income	$10,090	$10,367	9,906	9,926	9,278
Interest expense	762	844	911	920	915
Net interest income	9,328	9,523	8,995	9,006	8,363
Provision for loan losses	69	193	401	255	81
Net interest income after provision	9,259	9,330	8,594	8,751	8,282
Non-interest income	2,306	2,449	2,315	2,301	2,077
Non-interest expense	7,649	7,334	7,238	7,600	8,672
Income before income taxes	3,916	4,445	3,671	3,452	1,687
Provision for income taxes	1,082	1,228	953	841	364
Net income	$2,834	3,217	2,718	2,611	1,323

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16
Basic earnings per share	$0.30	0.34	0.30	0.28	0.14
Diluted earnings per share	$0.30	0.34	0.29	0.28	0.14
Book value per share	$13.80	13.50	13.24	13.18	12.89
Tangible book value per share	$10.40	10.08	9.80	9.71	9.44
Average basic shares outstanding	9,312,636	9,306,382	9,299,691	9,293,382	9,288,400
Average diluted shares outstanding	9,410,774	9,403,013	9,405,013	9,402,343	9,413,049
Shares outstanding at period end	9,317,583	9,311,318	9,305,208	9,298,270	9,292,226

Selected Financial Ratios
Return on average assets	1.02%	1.14%	0.95%	0.91%	0.50%
Return on average equity	9.01%	10.18%	8.71%	8.60%	4.47%
Dividend payout ratio	53.33%	47.06%	53.33%	57.14%	114.29%
Net interest margin (tax equivalent)	3.83%	3.82%	3.57%	3.59%	3.66%
Efficiency ratio (tax equivalent)	63.90%	59.48%	61.97%	65.26%	80.50%

Selected Balance Sheet Items
Investment securities and stock	$329,429	314,074	322,341	357,567	331,771

Loans	$701,685	698,956	685,915	691,719	685,196
Less allowance for loan losses	2,837	3,121	3,298	3,394	3,370
Net loans	$698,848	695,835	682,617	688,325	681,826

Total assets	$1,129,497	1,108,066	1,123,356	1,151,109	1,133,508
Total deposits	973,725	946,205	956,633	986,824	984,514
Short-term borrowings	13,454	16,645	24,954	23,523	11,215
Long-term debt	6,153	11,357	11,432	11,506	11,580
Total shareholders’ equity	128,576	125,695	123,179	122,584	119,761

Tangible common equity (TCE)	$96,340	93,277	90,579	89,800	87,017
Tangible common assets (TCA)	1,097,261	1,075,648	1,090,756	1,118,325	1,100,764
TCE/TA	8.78%	8.67%	8.30%	8.03%	7.91%
Loans to deposit ratio	72.06%	73.87%	71.70%	70.10%	69.60%
Equity to assets ratio	11.38%	11.34%	10.97%	10.65%	10.57%

	Three Months Ended
	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Selected Average Balance Sheet Items
Investment securities and stock	$313,279	311,395	348,469	347,837	302,791

Loans	$699,959	694,185	688,972	685,581	647,535
Less allowance for loan losses	2,870	3,075	3,288	3,367	3,372
Net loans	$697,089	691,110	685,684	682,214	644,163

Total assets	$1,125,326	1,123,949	1,140,922	1,145,300	1,071,198
Total deposits	969,658	967,505	976,109	991,809	922,051
Short-term borrowings	13,824	12,217	22,547	13,601	10,814
Long-term debt	6,598	11,382	11,457	11,531	11,821
Total shareholders’ equity	127,608	125,302	123,807	121,725	119,959

Asset Quality
Net charge-offs	$352	370	496	232	300
Other real estate owned	1,364	1,370	1,460	1,906	1,799
Non-accrual loans	3,972	5,599	6,264	6,243	5,374
Loans past due 90 days or more and still accruing	355	203	111	130	825
Total nonperforming loans	$4,327	5,802	6,375	6,373	6,199
Net charge-offs to average loans	0.20%	0.21%	0.29%	0.14%	0.19%
Allowance for loan losses to total loans	0.40%	0.45%	0.48%	0.49%	0.49%
Nonperforming loans to total loans	0.62%	0.83%	0.93%	0.92%	0.90%
Nonperforming assets to total assets	0.50%	0.65%	0.70%	0.72%	0.71%

Assets Under Management
LCNB Corp. total assets	$1,129,497	1,108,066	1,123,356	1,151,109	1,133,508
Trust and investments (fair value)	264,122	258,266	255,409	267,857	262,666
Mortgage loans serviced	116,534	120,433	123,792	128,855	133,504
Business cash management	5,839	5,811	5,846	6,307	5,871
Brokerage accounts (fair value)	141,439	132,823	127,303	126,069	120,768
Total assets managed	$1,657,431	1,625,399	1,635,706	1,680,197	1,656,317

Non-GAAP Financial Measures
Net income	$2,834	3,217	2,718	2,611	1,323
Less (add) net gain (loss) on sales of securities, net of tax	73	37	64	0	(3)
Add merger-related expenses, net of tax	50	26	3	46	853
Core net income	$2,811	3,206	2,657	2,657	2,179
Basic core earnings per share	$0.30	0.34	0.29	0.29	0.23
Diluted core earnings per share	$0.30	0.34	0.28	0.28	0.23
Adjusted return on average assets	1.01%	1.13%	0.92%	0.93%	0.82%
Adjusted return on average equity	8.86%	10.06%	8.44%	8.67%	7.32%
Core efficiency ratio (tax equivalent)	63.91%	59.48%	62.46%	64.66%	68.48%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	March 31, 2015 (Unaudited)	December 31, 2014
ASSETS:
Cash and due from banks	$12,760	14,235
Interest-bearing demand deposits	4,879	1,610
Total cash and cash equivalents	17,639	15,845
Investment securities:
Available-for-sale, at fair value	300,527	285,365
Held-to-maturity, at cost	22,918	22,725
Federal Reserve Bank stock, at cost	2,346	2,346
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	698,848	695,835
Premises and equipment, net	20,495	20,733
Goodwill	27,638	27,638
Core deposit and other intangibles	4,598	4,780
Bank owned life insurance	22,095	21,936
Other assets	8,755	7,225
TOTAL ASSETS	$1,129,497	1,108,066
LIABILITIES:
Deposits:
Noninterest-bearing	$209,521	213,303
Interest-bearing	764,204	732,902
Total deposits	973,725	946,205
Short-term borrowings	13,454	16,645
Long-term debt	6,153	11,357
Accrued interest and other liabilities	7,589	8,164
TOTAL LIABILITIES	1,000,921	982,371
SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 12,000,000 shares, issued 10,071,210 and 10,064,945 shares at March 31, 2015 and December 31, 2014, respectively	67,283	67,181
Retained earnings	70,738	69,394
Treasury shares at cost, 753,627 shares at March 31, 2015 and December 31, 2014	(11,665)	(11,665)
Accumulated other comprehensive loss, net of taxes	2,220	785
TOTAL SHAREHOLDERS' EQUITY	128,576	125,695
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,129,497	1,108,066

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
INTEREST INCOME:
Interest and fees on loans	$8,540	7,696
Interest on investment securities –
Taxable	856	891
Non-taxable	653	646
Other short-term investments	41	45
TOTAL INTEREST INCOME	10,090	9,278
INTEREST EXPENSE:
Interest on deposits	682	809
Interest on short-term borrowings	4	3
Interest on long-term debt	76	103
TOTAL INTEREST EXPENSE	762	915
NET INTEREST INCOME	9,328	8,363
PROVISION FOR LOAN LOSSES	69	81
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,259	8,282
NON-INTEREST INCOME:
Trust income	800	655
Service charges and fees on deposit accounts	1,107	1,122
Net gain (loss) on sales of securities	111	(4)
Bank owned life insurance income	159	172
Gains from sales of mortgage loans	35	15
Other operating income	94	117
TOTAL NON-INTEREST INCOME	2,306	2,077
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,290	3,918
Equipment expenses	288	294
Occupancy expense, net	595	651
State franchise tax	252	244
Marketing	163	132
FDIC insurance premiums	151	149
Merger-related expenses	70	1,292
Other non-interest expense	1,840	1,992
TOTAL NON-INTEREST EXPENSE	7,649	8,672
INCOME BEFORE INCOME TAXES	3,916	1,687
PROVISION FOR INCOME TAXES	1,082	364
NET INCOME	$2,834	1,323

Dividends declared per common share	$0.16	0.16
Earnings per common share:
Basic	$0.30	0.14
Diluted	0.30	0.14
Weighted average common shares outstanding:
Basic	9,312,636	9,288,400
Diluted	9,410,774	9,413,049